Exhibit 99
OFG Bancorp Reports 1Q24 Results
SAN JUAN, Puerto Rico, April 18, 2024 – OFG Bancorp (NYSE: OFG), the financial holding company for Oriental Bank, today reported results for the first quarter ended March 31, 2024. EPS diluted of $1.05 compared to $0.98 in 4Q23 and $0.96 in 1Q23. Total core revenues of $174.2 million compared to $175.6 million in 4Q23 and $164.4 million in 1Q23.

CEO Comment

José Rafael Fernández, Chief Executive Officer, said: “First quarter EPS-diluted increased 9.4% year-over-year on a 5.9% increase in total core revenues, reflecting an overall solid performance across all businesses in line with our plans. Our Digital First strategy continues to drive customer acquisition and engagement. Puerto Rico business activity and consumer liquidity looks good. Our balance sheet is well positioned for a higher for longer interest rate environment. Thanks to our team members for their hard work and commitment to helping our customers and communities achieve progress.”

1Q24 Highlights
Performance Metrics: Net interest margin of 5.40%, return on average assets of 1.77%, return on average tangible common stockholders’ equity of 17.92%, and efficiency ratio of 52.49%.

Total Interest Income of $183.4 million compared to $176.2 million in 4Q23 and $149.0 million in 1Q23. Compared to 4Q23, 1Q24 primarily reflected higher average balances and yields on investment securities, cash and loans. 1Q24 included one fewer day than 4Q23, which reduced interest income by about $1.4 million.

Total Interest Expense of $39.3 million compared to $32.7 million in 4Q23 and $13.1 million in 1Q23. Compared to the previous quarter, 1Q24 core deposit average balances increased 10% and the cost increased 40 basis points reflecting the full effect of the $1.2B in government funds deposited late in 4Q23.

Total Banking & Financial Service Revenues of $30.1 million compared to $32.1 million in 4Q23 and $28.5 million in 1Q23. 1Q24 reflected one fewer day compared to 4Q23, which included $2.5 million of annual insurance recognition.

Pre-Provision Net Revenues of $83.0 million compared to $88.2 million in 4Q23 and $74.6 million in 1Q23. 4Q23 included $8.8 million from a gain on the sale of nonperforming commercial loans and from annual insurance recognition revenues.

Total Provision for Credit Losses of $15.1 million compared to $19.7 million in 4Q23 and $9.4 million in 1Q23. 1Q24 provision reflected $15.1 million related to loan volume and $1.7 million as a result of the strategic sale of a performing U.S. commercial loan. This was partially offset by $1.7 million mainly due to a reduction in specific reserves for payments received on substantially reserved U.S. commercial loans.

Credit Quality: Net charge-offs of $19.8 million compared to $16.3 million in 4Q23 and $10.1 million in 1Q23. 1Q24 included $3.5 million from previously and fully reserved nonperforming PPP loans. 1Q24 early and total delinquency rates were 2.41% and 3.30%, respectively, lower than 4Q23 and pre-pandemic levels. The nonperforming loan rate of 1.10% was the lowest over the last five quarters.

Total Non-Interest Expense of $91.4 million compared to $94.1 million in 4Q23 and $90.2 million in 1Q23. 1Q24 included a higher level of FICA payments compared to 4Q23, which included $3.2 million in workforce early retirement and rightsizing costs.

Effective Tax Rate of 26.8% compared to 31.9% in 4Q23 and 1Q23. 1Q24 reflected expected 2024 ETR of 29.0% due to higher forecasted business activities with preferential tax treatment under the Puerto Rico tax code, coupled with a $1.1 million discrete benefit for stock vested in 1Q24.

Loans Held for Investment (EOP) of $7.54 billion compared to $7.53 billion in 4Q23 and $6.85 billion in 1Q23. Loans were approximately level with December 31, 2023 balances and up 10.0% year-over-year. Compared to 4Q23, 1Q24 loans reflected increases in retail auto and consumer, partially offset by regular paydowns of residential mortgages and securitization and sale of conforming loans as well as seasonal paydowns of commercial lines of credit.

New Loan Production of $536.6 million compared to $663.9 million in 4Q23 and $561.3 million in 1Q23. Compared to 4Q23, production reflected increased auto and consumer lending and lower commercial and residential mortgage lending.

Total Investments (EOP) of $2.48 billion compared to $2.69 billion in 4Q23 and $1.92 billion in 1Q23. 1Q24 primarily reflected the sale of a Treasury bill position.

Customer Deposits (EOP) of $9.55 billion compared to $9.60 billion in 4Q23 and $8.57 billion in 1Q23.

Total Borrowings & Brokered Deposits (EOP) of $203.3 million compared to $363.0 million in 4Q23 and $226.8 million in 1Q23. Compared to 4Q23, 1Q24 reflected a reduced need for wholesale funding.

Cash & Cash Equivalents (EOP) of $754.4 million compared to $748.2 million in 4Q23 and $847.5 million in 1Q23.

Capital: CET1 ratio was 14.45% compared to 14.12% in 4Q23 and 14.07% in 1Q23. The Tangible Common Equity ratio was 10.06% compared to 9.68% in 4Q23 and 9.85% in 1Q23. Tangible Book Value (TBV) of $23.55 per share compared to $23.13 in 4Q23 and $20.57 in 1Q23. 1Q24 TBV reflected increased retained earnings.

Conference Call, Financial Supplement & Presentation
A conference call to discuss 1Q24 results, outlook and related matters will be held today at 10:00 AM ET. Phone (800) 225-9448 or (203) 518-9708. Conference ID: OFGQ124. The call can also be accessed live on  www.ofgbancorp.com with webcast replay shortly thereafter.
OFG’s Financial Supplement, with full financial tables for the quarter ended March 31, 2024, and the 1Q24 Conference Call Presentation, can be found on the Quarterly Results page on OFG’s Investor Relations website at www.ofgbancorp.com.

Non-GAAP Financial Measures
In addition to our financial information presented in accordance with GAAP, management uses certain “non-GAAP financial measures” within the meaning of SEC Regulation G, to clarify and enhance understanding of past performance and prospects for the future. Please refer to Tables 8-1 and 8-2 in OFG’s above-mentioned Financial Supplement for a reconciliation of GAAP to non-GAAP measures and calculations.
Forward Looking Statements
The information included in this document contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and involve certain risks and uncertainties that may cause actual results to differ materially from those expressed in the forward-looking statements.

Factors that might cause such a difference include but are not limited to (i) general business and economic conditions, including changes in interest rates; (ii) cybersecurity breaches; (iii) hurricanes, earthquakes, pandemics, and other natural disasters; and (iv) competition in the financial services industry.
For a discussion of such factors and certain risks and uncertainties to which OFG is subject, please refer to OFG’s annual report on Form 10-K for the year ended December 31, 2023, as well as its other filings with the U.S. Securities and Exchange Commission. Other than to the extent required by applicable law, including the requirements of applicable securities laws, OFG assumes no obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.
About OFG Bancorp
Now in its 60th year in business, OFG Bancorp is a diversified financial holding company that operates under U.S., Puerto Rico and U.S. Virgin Islands banking laws and regulations. Its three principal subsidiaries, Oriental Bank, Oriental Financial Services, and Oriental Insurance, provide a wide range of retail and commercial banking, lending and wealth management products, services, and technology, primarily in Puerto Rico and U.S. Virgin Islands. Visit us at www.ofgbancorp.com.
# # #
Contacts
Puerto Rico & USVI: Idalis Montalvo (idalis.montalvo@orientalbank.com) at (787) 777-2847
US: Gary Fishman (gfishman@ofgbancorp.com) and Steven Anreder
(sanreder@ofgbancorp.com) at (212) 532-3232

OFG Bancorp
Financial Supplement
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation, and investors should refer to our March 31, 2024 Quarterly Report on Form 10-Q once it is filed with the Securities and Exchange Commission.

OFG Bancorp (NYSE: OFG)
Table 1-1: Financial and Statistical Summary - Consolidated

		2024	2023	2023	2023	2023
(Dollars in thousands, except per share data) (unaudited)		Q1	Q4	Q3	Q2	Q1
Statement of Operations
Net interest income		$144,102	$143,542	$141,787	$139,644	$135,897
Non-interest income, net (core)	(1)	30,059	32,061	30,404	30,859	28,531
Total core revenues	(2)	174,161	175,603	172,191	170,503	164,428
Non-interest expense		91,412	94,099	90,158	88,888	90,220
Pre-provision net revenues	(21)	83,038	88,151	82,328	80,829	74,578
Total provision for credit losses		15,121	19,719	16,430	15,044	9,445
Net income before income taxes		67,917	68,432	65,898	65,785	65,133
Income tax expense		18,225	21,835	21,025	21,612	18,904
Net income available to common stockholders		49,692	46,597	44,873	44,173	46,229
Common Share Statistics
Earnings per common share - basic	(3)	$1.06	$0.99	$0.95	$0.93	$0.97
Earnings per common share - diluted	(4)	$1.05	$0.98	$0.95	$0.93	$0.96
Average common shares outstanding		47,096	47,061	47,114	47,266	47,600
Average common shares outstanding and equivalents		47,485	47,386	47,392	47,490	47,944
Cash dividends per common share		$0.25	$0.22	$0.22	$0.22	$0.22
Book value per common share (period end)		$25.75	$25.36	$23.28	$23.36	$22.88
Tangible book value per common share (period end)	(5)	$23.55	$23.13	$21.01	$21.06	$20.57
Balance Sheet (Average Balances)
Loans	(6)	$7,541,757	$7,417,084	$7,191,243	$7,002,971	$6,866,586
Interest-earning assets		10,739,590	10,129,061	9,702,167	9,492,861	9,359,211
Total assets		11,199,867	10,588,584	10,180,931	10,020,940	9,900,409
Core deposits		9,532,790	8,691,516	8,621,652	8,531,583	8,594,392
Total deposits		9,591,527	8,834,234	8,624,052	8,531,583	8,604,621
Interest-bearing deposits		7,055,207	6,282,916	6,042,165	5,955,611	5,950,481
Borrowings		220,773	459,315	263,981	226,256	64,168
Stockholders' equity		1,213,469	1,128,747	1,127,602	1,108,880	1,077,703
Performance Metrics
Net interest margin	(7)	5.40%	5.62%	5.80%	5.90%	5.89%
Return on average assets	(8)	1.77%	1.76%	1.76%	1.76%	1.87%
Return on average tangible common stockholders' equity	(9)	17.92%	18.22%	17.59%	17.67%	19.13%
Efficiency ratio	(10)	52.49%	53.59%	52.36%	52.13%	54.87%
Full-time equivalent employees, period end		2,230	2,248	2,264	2,265	2,249
Credit Quality Metrics
Allowance for credit losses		$156,563	$161,106	$157,529	$159,923	$151,884
Allowance as a % of loans held for investment		2.08%	2.14%	2.17%	2.25%	2.22%
Net charge-offs		$19,812	$16,282	$18,836	$6,606	$10,120
Net charge-off rate	(11)	1.05%	0.88%	1.05%	0.38%	0.59%
Early delinquency rate (30 - 89 days past due)		2.41%	2.76%	2.75%	2.53%	2.11%
Total delinquency rate (30 days and over)		3.30%	3.76%	3.78%	3.67%	3.40%
Capital Ratios (period end) (Non-GAAP)	(12)(20)
Leverage ratio		10.76%	11.03%	11.03%	10.85%	10.75%
Common equity Tier 1 capital ratio		14.45%	14.12%	14.06%	14.03%	14.07%
Tier 1 risk-based capital ratio		14.45%	14.12%	14.06%	14.03%	14.07%
Total risk-based capital ratio		15.71%	15.37%	15.31%	15.29%	15.33%
Tangible common equity ("TCE") ratio		10.06%	9.68%	9.74%	9.99%	9.85%

OFG Bancorp (NYSE: OFG)
Table 2-1: Consolidated Statements of Operations

	Quarter Ended
(Dollars in thousands, except per share data) (unaudited)	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Interest income:
Loans
Non-PCD loans	$132,972	$131,167	$124,847	$116,699	$109,330
PCD loans	16,622	17,609	17,292	18,819	18,981
Total interest income from loans	149,594	148,776	142,139	135,518	128,311
Investment securities and cash	33,832	27,423	23,569	22,470	20,674
Total interest income	183,426	176,199	165,708	157,988	148,985
Interest expense:
Deposits
Core deposits	35,989	24,753	20,787	15,916	12,489
Brokered deposits	803	1,980	32	—	8
Total deposits	36,792	26,733	20,819	15,916	12,497
Borrowings	2,532	5,924	3,102	2,428	591
Total interest expense	39,324	32,657	23,921	18,344	13,088
Net interest income	144,102	143,542	141,787	139,644	135,897
Provision for credit losses, excluding PCD loans	16,605	20,681	16,648	16,650	8,146
(Recapture of) provision for credit losses on PCD loans	(1,484)	(962)	(218)	(1,606)	1,299
Total provision for credit losses	15,121	19,719	16,430	15,044	9,445
Net interest income after provision for credit losses	128,981	123,823	125,357	124,600	126,452
Non-interest income:
Banking service revenues	17,259	17,822	17,303	17,440	17,513
Wealth management revenues	8,107	9,985	7,691	8,194	7,120
Mortgage banking activities	4,693	4,254	5,410	5,225	3,898
Total banking and financial service revenues	30,059	32,061	30,404	30,859	28,531
Other income (loss), net	289	6,647	295	(786)	370
Total non-interest income, net	30,348	38,708	30,699	30,073	28,901
Non-interest expense:
Compensation and employee benefits	39,816	41,418	38,095	37,841	38,473
Occupancy, equipment and infrastructure costs	14,322	15,729	14,887	14,362	14,257
General and administrative expenses	36,606	35,803	37,203	39,005	36,697
Foreclosed real estate and other repossessed assets expenses (income), net	668	1,149	(27)	(2,320)	793
Total non-interest expense	91,412	94,099	90,158	88,888	90,220
Income before income taxes	67,917	68,432	65,898	65,785	65,133
Income tax expense	18,225	21,835	21,025	21,612	18,904
Net income available to common shareholders	$49,692	$46,597	$44,873	$44,173	$46,229
(

OFG Bancorp (NYSE: OFG)
Table 3: Consolidated Statements of Financial Condition

(Dollars in thousands) (unaudited)		March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Cash and cash equivalents		$754,392	$748,173	$532,699	$798,973	$847,494
Investments:
Trading securities		14	13	14	13	10
Investment securities available-for-sale, at fair value, no allowance for credit losses for any period
Mortgage-backed securities		1,746,195	1,801,849	1,511,779	1,139,996	1,109,889
US treasury notes		150,915	296,799	739	748	242,098
Other investment securities		597	616	635	1,101	1,119
Total investment securities available-for-sale		1,897,707	2,099,264	1,513,153	1,141,845	1,353,106
Investment securities held-to-maturity, at amortized cost, no allowance for credit losses for any period
Mortgage-backed securities		309,764	314,710	320,249	326,935	332,852
US treasury notes		199,727	199,314	198,896	198,478	198,028
Other investment securities		35,000	35,000	—	—	—
Total investment securities held-to-maturity		544,491	549,024	519,145	525,413	530,880
Equity securities		40,162	38,469	42,162	35,946	33,218
Total investments		2,482,374	2,686,770	2,074,474	1,703,217	1,917,214
Loans, net		7,411,378	7,401,618	7,130,052	6,988,244	6,735,281
Other assets:
Prepaid expenses		61,916	62,858	67,191	67,966	59,125
Deferred tax asset, net		4,379	4,923	11,121	20,306	37,372
Foreclosed real estate and repossessed properties		17,694	14,812	13,987	14,643	13,813
Premises and equipment, net		104,980	104,102	103,040	104,166	104,851
Goodwill		84,241	84,241	84,241	84,241	84,241
Other intangibles		19,216	20,694	22,419	24,143	25,868
Right of use assets		21,606	21,725	20,011	21,840	23,897
Servicing asset		49,553	49,520	50,601	49,966	49,345
Accounts receivable and other assets		147,506	145,017	147,302	153,842	159,080
Total assets		$11,159,235	$11,344,453	$10,257,138	$10,031,547	$10,057,581
Deposits:
Demand deposits		$6,036,891	$6,050,428	$4,894,958	$5,008,521	$5,038,122
Savings accounts		2,001,770	2,088,102	2,216,162	2,222,326	2,271,774
Time deposits		1,507,037	1,461,459	1,427,497	1,307,179	1,255,525
Brokered deposits		2,576	162,180	2,936	—	—
Total deposits		9,548,274	9,762,169	8,541,553	8,538,026	8,565,421
Borrowings:
Securities sold under agreements to repurchase		—	—	150,701	—	—
Advances from FHLB and other borrowings		200,766	200,770	300,774	226,507	226,789
Total borrowings		200,766	200,770	451,475	226,507	226,789
Other liabilities:
Acceptances outstanding		25,826	25,576	30,984	35,945	30,094
Lease liability		23,969	24,029	22,269	24,031	25,990
GNMA buy-back option program liability	(22)	18,510	19,401	18,227	18,417	26,348
Deferred tax liability, net		22,876	22,444	—	—	—
Accrued expenses and other liabilities		103,361	96,584	97,167	88,870	93,429
Total liabilities		9,943,582	10,150,973	9,161,675	8,931,796	8,968,071
Stockholders' equity:
Common stock		59,885	59,885	59,885	59,885	59,885
Additional paid-in capital		636,208	638,667	637,389	636,051	634,785
Legal surplus		155,732	150,967	146,774	142,567	138,333
Retained earnings		672,455	639,324	607,466	577,042	547,641
Treasury stock, at cost		(226,896)	(228,350)	(228,374)	(226,230)	(212,794)
Accumulated other comprehensive income (loss), net		(81,731)	(67,013)	(127,677)	(89,564)	(78,340)
Total stockholders' equity		1,215,653	1,193,480	1,095,463	1,099,751	1,089,510
Total liabilities and stockholders' equity		$11,159,235	$11,344,453	$10,257,138	$10,031,547	$10,057,581

OFG Bancorp (NYSE: OFG)
Table 4-1: Information on Loan Portfolio and Production

(Dollars in thousands) (unaudited)		March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Non-PCD:
Mortgage, excluding GNMA buy-back option program		$591,430	$609,846	$630,187	$623,138	$634,799
Mortgage GNMA buy-back option program	(22)	18,509	19,401	18,227	18,417	26,348
Commercial PR		2,178,748	2,186,228	1,985,535	1,952,178	1,808,379
Commercial US		740,665	755,228	707,593	669,332	617,574
Consumer		627,436	619,894	612,623	593,122	564,365
Auto		2,339,836	2,272,530	2,208,993	2,124,076	2,034,676
		6,496,624	6,463,127	6,163,158	5,980,263	5,686,141
Less: Allowance for credit losses		(148,767)	(152,610)	(148,210)	(150,167)	(141,385)
Total non-PCD loans held for investment, net		6,347,857	6,310,517	6,014,948	5,830,096	5,544,756

PCD:
Mortgage		909,106	933,362	955,596	980,833	1,007,751
Commercial PR		132,035	135,447	139,857	152,888	155,614
Consumer		544	552	572	568	607
Auto		1,358	1,891	2,552	3,319	4,367
		1,043,043	1,071,252	1,098,577	1,137,608	1,168,339
Less: Allowance for credit losses		(7,796)	(8,496)	(9,319)	(9,756)	(10,499)
Total PCD loans held for investment, net		1,035,247	1,062,756	1,089,258	1,127,852	1,157,840
Total loans held for investment		7,383,104	7,373,273	7,104,206	6,957,948	6,702,596
Mortgage loans held for sale		9,370	—	564	11,397	13,616
Other loans held for sale		18,904	28,345	25,282	18,899	19,069
Total loans, net		$7,411,378	$7,401,618	$7,130,052	$6,988,244	$6,735,281

Loan Portfolio Summary:
Loans held for investment:
Mortgage, excluding GNMA buy-back option program		$1,500,536	$1,543,208	$1,585,783	$1,603,971	$1,642,550
Mortgage GNMA buy-back option program	(22)	18,509	19,401	18,227	18,417	26,348
Commercial PR		2,310,783	2,321,675	2,125,392	2,105,066	1,963,993
Commercial US		740,665	755,228	707,593	669,332	617,574
Consumer		627,980	620,446	613,195	593,690	564,972
Auto		2,341,194	2,274,421	2,211,545	2,127,395	2,039,043
		7,539,667	7,534,379	7,261,735	7,117,871	6,854,480
Less: Allowance for credit losses		(156,563)	(161,106)	(157,529)	(159,923)	(151,884)
Total loans held for investment, net		7,383,104	7,373,273	7,104,206	6,957,948	6,702,596
Mortgage loans held for sale		9,370	—	564	11,397	13,616
Other loans held for sale		18,904	28,345	25,282	18,899	19,069
Total loans, net		$7,411,378	$7,401,618	$7,130,052	$6,988,244	$6,735,281

OFG Bancorp (NYSE: OFG)
Table 4-2: Information on Loan Portfolio and Production

		Quarter Ended
(Dollars in thousands) (unaudited)		March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Loan production	(13)
Mortgage		$32,180	$33,332	$33,346	$35,932	$30,344
Commercial PR		186,412	285,517	150,105	210,746	98,300
Commercial US		17,106	57,442	70,311	111,817	124,074
Consumer		68,591	63,785	76,465	87,062	86,284
Auto		232,314	223,780	237,290	236,283	222,325
Total		$536,603	$663,856	$567,517	$681,840	$561,327

OFG Bancorp (NYSE: OFG)
Table 5-1: Average Balances, Net Interest Income and Net Interest Margin

	2024 Q1			2023 Q4			2023 Q3			2023 Q2			2023 Q1
(Dollars in thousands) (unaudited)	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest earning assets:
Cash equivalents	$600,291	$7,996	5.36%	$517,025	$6,906	5.30%	$680,864	$9,025	5.26%	$693,373	$9,029	5.22%	$552,635	$6,445	4.73%
Investment securities	2,597,542	25,836	3.98%	2,194,952	20,517	3.74%	1,830,060	14,544	3.18%	1,796,517	13,441	2.99%	1,939,990	14,229	2.93%
Loans held for investment
Non-PCD loans	6,476,048	132,972	8.26%	6,320,321	131,167	8.23%	6,065,822	124,847	8.17%	5,840,860	116,699	8.01%	5,670,966	109,330	7.82%
PCD loans	1,065,709	16,622	6.24%	1,096,763	17,609	6.42%	1,125,421	17,292	6.15%	1,162,111	18,819	6.48%	1,195,620	18,981	6.35%
Total loans	7,541,757	149,594	7.98%	7,417,084	148,776	7.96%	7,191,243	142,139	7.84%	7,002,971	135,518	7.76%	6,866,586	128,311	7.58%
Total interest-earning assets	$10,739,590	$183,426	6.87%	$10,129,061	$176,199	6.90%	$9,702,167	$165,708	6.78%	$9,492,861	$157,988	6.68%	$9,359,211	$148,985	6.46%

Interest bearing liabilities:
Deposits
NOW accounts	$3,472,852	$20,516	2.38%	$2,559,135	$9,551	1.48%	$2,445,955	$6,974	1.13%	$2,455,040	$4,973	0.81%	$2,497,917	$4,212	0.68%
Savings accounts	2,042,865	4,417	0.87%	2,141,230	4,986	0.92%	2,260,678	5,478	0.96%	2,222,710	4,129	0.75%	2,232,903	3,135	0.57%
Time deposits	1,480,753	9,924	2.70%	1,439,833	8,895	2.45%	1,333,132	7,014	2.09%	1,277,861	5,493	1.72%	1,209,432	3,821	1.28%
Brokered deposits	58,737	803	5.50%	142,718	1,980	5.50%	2,400	32	5.30%	—	—	—%	10,229	8	0.30%
	7,055,207	35,660	2.03%	6,282,916	25,412	1.60%	6,042,165	19,498	1.28%	5,955,611	14,595	0.98%	5,950,481	11,176	0.76%
Non-interest bearing deposit accounts	2,536,320	—	—	2,551,318	—	—	2,581,887	—	—	2,575,972	—	—	2,654,140	—	—
Fair value premium and core deposit intangible amortization	—	1,132	—	—	1,321	—	—	1,321	—	—	1,321	—	—	1,321	—
Total deposits	9,591,527	36,792	1.54%	8,834,234	26,733	1.20%	8,624,052	20,819	0.96%	8,531,583	15,916	0.75%	8,604,621	12,497	0.59%
Borrowings
Securities sold under agreements to repurchase	—	—	—%	183,858	2,578	5.56%	52,365	728	5.52%	—	—	—%	—	—	—%
Advances from FHLB and other borrowings	220,773	2,532	4.61%	275,457	3,346	4.82%	211,616	2,374	4.45%	226,256	2,428	4.30%	64,168	591	3.74%
Total borrowings	220,773	2,532	4.61%	459,315	5,924	5.12%	263,981	3,102	4.66%	226,256	2,428	4.30%	64,168	591	3.74%
Total interest-bearing liabilities	$9,812,300	$39,324	1.61%	$9,293,549	$32,657	1.39%	$8,888,033	$23,921	1.07%	$8,757,839	$18,344	0.84%	$8,668,789	$13,088	0.61%
Interest rate spread		$144,102	5.26%		$143,542	5.51%		$141,787	5.71%		$139,644	5.84%		$135,897	5.85%
Net interest margin			5.40%			5.62%			5.80%			5.90%			5.89%

Core deposits: (Non-GAAP)
NOW accounts	$3,472,852	$20,516	2.38%	$2,559,135	$9,551	1.48%	$2,445,955	$6,974	1.13%	$2,455,040	$4,973	0.81%	$2,497,917	$4,212	0.68%
Savings accounts	2,042,865	4,417	0.87%	2,141,230	4,986	0.92%	2,260,678	5,478	0.96%	2,222,710	4,129	0.75%	2,232,903	3,135	0.57%
Time deposits	1,480,753	9,924	2.70%	1,439,833	8,895	2.45%	1,333,132	7,014	2.09%	1,277,861	5,493	1.72%	1,209,432	3,821	1.28%
	6,996,470	34,857	2.00%	6,140,198	23,432	1.51%	6,039,765	19,466	1.28%	5,955,611	14,595	0.98%	5,940,252	11,168	0.76%
Non-interest bearing deposit accounts	2,536,320	—	—	2,551,318	—	—	2,581,887	—	—	2,575,972	—	—	2,654,140	—	—
Total core deposits	$9,532,790	$34,857	1.47%	$8,691,516	$23,432	1.07%	$8,621,652	$19,466	0.90%	$8,531,583	$14,595	0.69%	$8,594,392	$11,168	0.53%
Total borrowings and brokered deposits: (Non-GAAP)
Total borrowings	$220,773	$2,532	4.61%	$459,315	$5,924	5.12%	$263,981	$3,102	4.66%	$226,256	$2,428	4.30%	$64,168	$591	3.74%
Brokered deposits	58,737	803	5.50%	142,718	1,980	5.50%	2,400	32	5.30%	—	—	—%	10,229	8	0.30%
Total borrowings and brokered deposits	$279,510	$3,335	4.80%	$602,033	$7,904	5.21%	$266,381	$3,134	4.67%	$226,256	$2,428	4.30%	$74,397	$599	3.27%

OFG Bancorp (NYSE: OFG)
Table 6-1: Loan Information and Performance Statistics

	2024	2023	2023	2023	2023
(Dollars in thousands) (unaudited)	Q1	Q4	Q3	Q2	Q1
Net Charge-offs
Non-PCD
Mortgage:
Charge-offs	$64	$150	$218	$191	$200
Recoveries	(267)	(483)	(185)	(333)	(216)
Total mortgage	(203)	(333)	33	(142)	(16)
Commercial PR:
Charge-offs	3,567	377	1,404	523	1,375
Recoveries	(52)	(114)	(156)	(237)	(326)
Total commercial PR	3,515	263	1,248	286	1,049
Commercial US:
Charge-offs	1,749	689	6,850	2,973	—
Recoveries	—	(23)	(18)	—	—
Total commercial US	1,749	666	6,832	2,973	—
Consumer:
Charge-offs	7,981	6,799	5,894	5,518	5,444
Recoveries	(693)	(650)	(655)	(2,003)	(867)
Total consumer	7,288	6,149	5,239	3,515	4,577
Auto:
Charge-offs	14,218	14,658	10,458	9,170	9,478
Recoveries	(5,971)	(4,982)	(5,193)	(8,332)	(6,600)
Total auto	8,247	9,676	5,265	838	2,878
Total	$20,596	$16,421	$18,617	$7,470	$8,488

PCD
Mortgage:
Charge-offs	$83	$94	$148	$1	$74
Recoveries	(638)	(111)	(80)	(260)	(247)
Total mortgage	(555)	(17)	68	(259)	(173)
Commercial PR:
Charge-offs	—	—	690	—	2,104
Recoveries	(157)	(315)	(494)	(319)	(490)
Total commercial PR	(157)	(315)	196	(319)	1,614
Consumer:
Charge-offs	—	244	39	123	215
Recoveries	(23)	(19)	(23)	(43)	(11)
Total consumer	(23)	225	16	80	204
Auto:
Charge-offs	9	12	37	35	86
Recoveries	(58)	(44)	(98)	(401)	(99)
Total auto	(49)	(32)	(61)	(366)	(13)
Total	$(784)	$(139)	$219	$(864)	$1,632

Total Net Charge-offs	$19,812	$16,282	$18,836	$6,606	$10,120
Net Charge-off Rates
Mortgage	-0.20%	-0.09%	0.03%	-0.10%	-0.05%
Commercial PR	0.58%	-0.01%	0.27%	-0.01%	0.54%
Commercial US	0.92%	0.36%	3.96%	1.81%	—%
Consumer	4.45%	3.95%	3.33%	2.37%	3.30%
Auto	1.42%	1.72%	0.96%	0.09%	0.57%
Total	1.05%	0.88%	1.05%	0.38%	0.59%
Average Loans Held For Investment
Mortgage	$1,511,281	$1,562,135	$1,576,637	$1,616,873	$1,653,423
Commercial PR	2,312,561	2,230,342	2,122,169	2,040,547	1,985,001
Commercial US	756,409	736,640	690,105	657,439	642,609
Consumer	652,843	644,834	630,492	606,842	579,467
Auto	2,308,663	2,243,133	2,171,840	2,081,270	2,006,086
Total	$7,541,757	$7,417,084	$7,191,243	$7,002,971	$6,866,586

OFG Bancorp (NYSE: OFG)
Table 6-2: Loan Information and Performance Statistics (Excludes PCD Loans)

		2024	2023	2023	2023	2023
(Dollars in thousands) (unaudited)		Q1	Q4	Q3	Q2	Q1
Early Delinquency (30 - 89 days past due)
Mortgage		$13,080	$15,703	$14,380	$13,976	$11,417
Commercial		6,128	3,653	5,666	11,668	3,898
Consumer		10,901	11,366	10,160	8,188	8,478
Auto		126,704	147,681	139,278	117,237	96,294
Total		$156,813	$178,403	$169,484	$151,069	$120,087
Early Delinquency Rates (30 - 89 days past due)
Mortgage		2.14%	2.50%	2.22%	2.18%	1.73%
Commercial		0.21%	0.12%	0.21%	0.45%	0.16%
Consumer		1.74%	1.83%	1.66%	1.38%	1.50%
Auto		5.42%	6.50%	6.31%	5.52%	4.73%
Total		2.41%	2.76%	2.75%	2.53%	2.11%
Total Delinquency (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		$25,985	$27,859	$30,661	$31,189	$32,084
GNMA's buy-back option program	(22)	18,509	19,401	18,227	18,418	26,348
Total mortgage		44,494	47,260	48,888	49,607	58,432
Commercial		14,171	14,298	15,109	28,643	12,881
Consumer		14,760	14,742	13,422	11,026	11,402
Auto		141,220	166,737	155,579	130,367	110,749
Total		$214,645	$243,037	$232,998	$219,643	$193,464
Total Delinquency Rates (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		4.26%	4.43%	4.73%	4.86%	4.85%
GNMA's buy-back option program	(22)	3.03%	3.08%	2.81%	2.87%	3.99%
Total mortgage		7.29%	7.51%	7.54%	7.73%	8.84%
Commercial		0.49%	0.49%	0.56%	1.09%	0.53%
Consumer		2.35%	2.38%	2.19%	1.86%	2.02%
Auto		6.04%	7.34%	7.04%	6.14%	5.44%
Total		3.30%	3.76%	3.78%	3.67%	3.40%
Nonperforming Assets	(14)
Mortgage		$19,044	$20,007	$25,354	$27,600	$30,641
Commercial		33,794	36,096	36,649	43,188	27,025
Consumer		3,893	3,376	3,359	2,907	2,979
Auto		14,516	19,056	16,301	13,130	14,455
Total nonperforming loans		71,247	78,535	81,663	86,825	75,100
Foreclosed real estate		10,850	11,348	10,639	10,639	9,250
Other repossessed assets		6,844	7,042	4,004	4,004	4,563
Total nonperforming assets		$88,941	$96,925	$96,306	$101,468	$88,913
Nonperforming Loan Rates
Mortgage		3.12%	3.18%	3.91%	4.30%	4.63%
Commercial		1.16%	1.23%	1.36%	1.65%	1.11%
Consumer		0.62%	0.54%	0.55%	0.49%	0.53%
Auto		0.62%	0.84%	0.74%	0.62%	0.71%
Total loans		1.10%	1.22%	1.33%	1.45%	1.32%

OFG Bancorp (NYSE: OFG)
Table 6-3: Loan Information and Performance Statistics

		2024	2023	2023	2023	2023
(Dollars in thousands) (unaudited)		Q1	Q4	Q3	Q2	Q1
Nonperforming PCD Loans	(14)
Mortgage		$247	$250	$253	$256	$258
Commercial		5,969	6,424	6,688	8,104	8,446
Consumer		—	—	7	—	—
Total nonperforming loans		$6,216	$6,674	$6,948	$8,360	$8,704
Nonperforming PCD Loan Rates
Mortgage		0.03%	0.03%	0.03%	0.03%	0.03%
Commercial		4.52%	4.74%	4.78%	5.30%	5.43%
Consumer		0.00%	0.00%	1.22%	0.00%	0.00%
Total		0.60%	0.62%	0.63%	0.73%	0.74%
Total PCD Loans Held for Investment
Mortgage		$909,106	$933,362	$955,596	$980,833	$1,007,751
Commercial		132,035	135,447	139,857	152,888	155,614
Consumer		544	552	572	568	607
Auto		1,358	1,891	2,552	3,319	4,367
Total loans		$1,043,043	$1,071,252	$1,098,577	$1,137,608	$1,168,339

		2024	2023	2023	2023	2023
(Dollars in thousands) (unaudited)		Q1	Q4	Q3	Q2	Q1
Total Nonperforming Loans	(14)
Mortgage		$19,291	$20,257	$25,607	$27,856	$30,899
Commercial		39,763	42,520	43,337	51,292	35,471
Consumer		3,893	3,376	3,366	2,907	2,979
Auto		14,516	19,056	16,301	13,130	14,455
Total nonperforming loans		$77,463	$85,209	$88,611	$95,185	$83,804
Total Nonperforming Loan Rates
Mortgage		1.27%	1.30%	1.60%	1.72%	1.85%
Commercial		1.30%	1.38%	1.53%	1.85%	1.37%
Consumer		0.62%	0.54%	0.55%	0.49%	0.53%
Auto		0.62%	0.84%	0.74%	0.62%	0.71%
Total		1.03%	1.13%	1.22%	1.34%	1.22%
Total Loans Held for Investment
Mortgage		$1,519,045	$1,562,609	$1,604,010	$1,622,388	$1,668,898
Commercial		3,051,448	3,076,903	2,832,985	2,774,398	2,581,567
Consumer		627,980	620,446	613,195	593,690	564,972
Auto		2,341,194	2,274,421	2,211,545	2,127,395	2,039,043
Total loans		$7,539,667	$7,534,379	$7,261,735	$7,117,871	$6,854,480

OFG Bancorp (NYSE: OFG)
Table 7: Allowance for Credit Losses

	Quarter Ended March 31, 2024
(Dollars in thousands) (unaudited)	Mortgage	Commercial	Consumer	Auto	Total
Allowance for credit losses Non-PCD:
Balance at beginning of period	$7,998	$44,041	$27,086	$73,485	$152,610
(Recapture of) provision for credit losses	(574)	(1,406)	7,655	11,078	16,753
Charge-offs	(64)	(5,316)	(7,981)	(14,218)	(27,579)
Recoveries	267	52	693	5,971	6,983
Balance at end of period	$7,627	$37,371	$27,453	$76,316	$148,767

Allowance for credit losses PCD:
Balance at beginning of period	$7,351	$1,113	$7	$25	$8,496
Recapture of credit losses	(1,268)	(137)	(23)	(56)	(1,484)
Charge-offs	(83)	—	—	(9)	(92)
Recoveries	638	157	23	58	876
Balance at end of period	$6,638	$1,133	$7	$18	$7,796

Allowance for credit losses summary:
Balance at beginning of period	$15,349	$45,154	$27,093	$73,510	$161,106
(Recapture of) provision for credit losses	(1,842)	(1,543)	7,632	11,022	15,269
Charge-offs	(147)	(5,316)	(7,981)	(14,227)	(27,671)
Recoveries	905	209	716	6,029	7,859
Balance at end of period	$14,265	$38,504	$27,460	$76,334	$156,563
Allowance coverage ratio	0.94%	1.26%	4.37%	3.26%	2.08%

OFG Bancorp (NYSE: OFG)
Table 8-1: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital
In addition to disclosing required regulatory capital measures, we also report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include tangible common equity ("TCE") and TCE ratio. The table below provides the details of the calculation of our regulatory capital and non-GAAP capital measures. While our non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

	2024	2023	2023	2023	2023
(Dollars in thousands) (unaudited)	Q1	Q4	Q3	Q2	Q1
Stockholders' Equity to Non-GAAP Tangible Common Equity
Total stockholders' equity	$1,215,653	$1,193,480	$1,095,463	$1,099,751	$1,089,510
Less: Intangible assets	(103,457)	(104,935)	(106,660)	(108,384)	(110,109)
Tangible common equity	$1,112,196	$1,088,545	$988,803	$991,367	$979,401

Common shares outstanding at end of period	47,217	47,065	47,058	47,076	47,611
Tangible book value per common share (Non-GAAP)	$23.55	$23.13	$21.01	$21.06	$20.57
Total Assets to Tangible Assets
Total assets	$11,159,235	$11,344,453	$10,257,138	$10,031,547	$10,057,581
Less: Intangible assets	(103,457)	(104,935)	(106,660)	(108,384)	(110,109)
Tangible assets (Non-GAAP)	$11,055,778	$11,239,518	$10,150,478	$9,923,163	$9,947,472
Non-GAAP TCE Ratio
Tangible common equity	$1,112,196	$1,088,545	$988,803	$991,367	$979,401
Tangible assets	11,055,778	11,239,518	10,150,478	9,923,163	9,947,472
TCE ratio	10.06%	9.68%	9.74%	9.99%	9.85%
Average Equity to Non-GAAP Average Tangible Common Equity
Average total stockholders' equity	$1,213,469	$1,128,747	$1,127,602	$1,108,880	$1,077,703
Less: Average intangible assets	(103,988)	(105,560)	(107,291)	(109,130)	(110,888)
Average tangible common equity	$1,109,481	$1,023,187	$1,020,311	$999,750	$966,815

OFG Bancorp (NYSE: OFG)
Table 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures (Continued)

		BASEL III
		Standardized
		2024	2023	2023	2023	2023
(Dollars in thousands) (unaudited)		Q1	Q4	Q3	Q2	Q1
Regulatory Capital Metrics
Common equity Tier 1 capital		$1,205,231	$1,174,205	$1,124,599	$1,086,587	$1,063,919
Tier 1 capital		1,205,231	1,174,205	1,124,599	1,086,587	1,063,919
Total risk-based capital	(15)	1,309,893	1,278,537	1,224,963	1,183,793	1,158,744
Risk-weighted assets		8,338,168	8,317,802	8,000,711	7,742,933	7,559,166
Regulatory Capital Ratios
Common equity Tier 1 capital ratio	(16)	14.45%	14.12%	14.06%	14.03%	14.07%
Tier 1 risk-based capital ratio	(17)	14.45%	14.12%	14.06%	14.03%	14.07%
Total risk-based capital ratio	(18)	15.71%	15.37%	15.31%	15.29%	15.33%
Leverage ratio	(19)	10.76%	11.03%	11.03%	10.85%	10.75%

Common Equity Tier 1 Capital Ratio Under Basel III Standardized Approach
Total stockholders' equity		$1,215,653	$1,193,480	$1,095,463	$1,099,751	$1,089,510
Plus: CECL transition adjustment	(20)	6,852	13,704	13,704	13,704	13,704
Plus (Less): Unrealized losses on available-for-sale securities, net of income tax		81,731	67,013	127,677	89,639	78,512
Unrealized (gains) losses on cash flow hedges, net of income tax		—	—	—	(75)	(172)
Total adjusted stockholders’equity		1,304,236	1,274,197	1,236,844	1,203,019	1,181,554
Less: Disallowed goodwill		(84,241)	(84,241)	(84,241)	(84,241)	(84,241)
Disallowed other intangible assets, net		(14,764)	(15,751)	(16,883)	(18,015)	(19,147)
Disallowed deferred tax assets, net		—	—	(11,121)	(14,176)	(14,247)
Common equity Tier 1 capital and Tier 1 capital		1,205,231	1,174,205	1,124,599	1,086,587	1,063,919
Plus Tier 2 capital: Qualifying allowance for credit losses		104,662	104,332	100,364	97,206	94,825
Total risk-based capital		$1,309,893	$1,278,537	$1,224,963	$1,183,793	$1,158,744

OFG Bancorp (NYSE: OFG)
Table 9: Notes to Financial Summary, Selected Metrics, Loans, and Consolidated Financial Statements (Tables 1 - 8)

(1)	Total banking and financial service revenues.
(2)	Net interest income plus non-interest income, net (core)
(3)	Calculated based on net income available to common shareholders divided by average common shares outstanding for the period.
(4)	Calculated based on net income available to common shareholders divided by total average common shares outstanding and equivalents for the period as if converted.
(5)	Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See "Tables 8-1 and 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for additional information.
(6)	Information includes all loans held for investment, including PCD loans.
(7)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(8)	Calculated based on annualized income, net of tax, for the period divided by average total assets for the period.
(9)	Calculated based on annualized income available to common shareholders for the period divided by average tangible common equity for the period.
(10)	Calculated based on non-interest expense for the period divided by total net interest income and total banking and financial services revenues for the period.
(11)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(12)	Non-GAAP ratios. See "Tables 8-1 and 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for information on the calculation of each of these ratios.
(13)	Production of new loans (excluding renewals).
(14)	Most PCD loans are considered to be performing due to the application of the accretion method, in which these loans will accrete interest income over the remaining life of the loans using estimated cash flow analyses. Therefore, they are not included as non-performing loans. PCD loan pools that are not accreting interest income are deemed to be non-performing loans and presented separately.
(15)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.
(16)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on Common equity Tier 1 capital divided by risk-weighted assets.
(17)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(18)	Total risk-based capital ratio is a regulatory capital measure calculated based on Total risk-based capital divided by risk-weighted assets.
(19)	Leverage capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by average assets, after certain adjustments.
(20)	In March 2020, in light of strains on the U.S. economy as a result of the coronavirus disease (COVID-19), the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, and the Office of the Comptroller of the Currency issued an interim final rule that provided the option to temporarily delay the effects of CECL on regulatory capital for two years, followed by a three-year transition period. In addition, for the first two years, a uniform 25% “scaling factor” is introduced to approximate the portion of the post day-one allowance attributable to CECL relative to the incurred loss methodology. The 25% scaling factor is calibrated to approximate an overall after-tax impact of differences in allowances under CECL versus the incurred loss methodology.
(21)	Pre-provision net revenues is a non-GAAP measure calculated based on net interest income plus total non-interest income, net, less total non-interest expenses for the period.
(22)	Under the GNMA program, issuers such as OFG Bancorp have the option but not the obligation to repurchase loans that are 90 days or more past due. For accounting purposes, these loans subject to the repurchase option are required to be reflected (rebooked) on the financial statements of the Company with an offsetting liability.